THE PRUDENTIAL SERIES FUND

PSF Global Portfolio

Supplement dated January 8, 2025 to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for The Prudential Series Fund (the Trust) and the Summary Prospectus relating to the PSF Global Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective immediately, Mr. Manoj Rengarajan will be added as a named portfolio manager on the Portfolio. Effective April 15, 2025, Mr. Marcus Perl will retire and will no longer be a named portfolio manager on the Portfolio.

To reflect these changes: (1) all references to Mr. Perl are removed from the Prospectus, SAI and the Summary Prospectus relating to the Portfolio effective April 15, 2025; and (2) the Prospectus, SAI and the Summary Prospectus relating to the Portfolio are hereby revised as follows effective immediately:

I.The table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus, and the table in the “SUMMARY: PSF GLOBAL PORTFOLIO – MANAGEMENT OF THE PORTFOLIO” section of the Prospectus are hereby revised by adding the following information with respect to Mr. Rengarajan:

Investment	Subadviser	Portfolio Managers	Title	Service Date
Manager

PGIM Investments	PGIM Quantitative	Manoj Rengarajan	Principal and	January 2025
LLC	Solutions LLC		Portfolio Manager

II.The following is hereby added after the last paragraph in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – PSF Global Portfolio - PGIM Quantitative Solutions Segment:”

Manoj Rengarajan is a Principal and Portfolio Manager for PGIM Quantitative Solutions, working within the Multi- Asset team. He is responsible for portfolio management, investment strategy, and multi-asset research. Prior to joining PGIM Quantitative Solutions, Manoj was a Senior Portfolio Manager of PGIM Global Partners, where he provided portfolio advisory services for global and regional portfolios. Previously, Manoj was an Analyst at Allianz Hedge Fund Partners and a Program Manager at Pershing, a division of BNY Mellon. Manoj received a BE in engineering from the Birla Institute of Technology and Science, Pilani, in India, an MBA from the Indian Institute of Management Calcutta in India, and an MFE from the University of California, Berkeley. He is a member of the CFA Society New York.

III.The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS – PSF Global Portfolio” is hereby revised by adding the following information with respect to Mr. Rengarajan:

Subadviser	Portfolio	Registered Investment	Other Pooled	Other Accounts*	Ownership of
	Managers	Companies*	Investment		Portfolio
			Vehicles*		Securities*
PGIM	Manoj	24/$39,636,868,631.28	0/$0	0/$0	None
Quantitative	Rengarajan
Solutions LLC

*Information is as of November 30, 2024.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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